AMENDMENT TO AMENDED AND RESTATED AGENCY AGREEMENT

THIS AMENDMENT (“Amendment”), made as of March 27, 2009 (the “Effective Date”), by and between OLD MUTUAL FUNDS I (“OMF I”), OLD MUTUAL FUNDS II (“OMF II”), OLD MUTUAL FUNDS III (“OMF III”), each a Delaware statutory trust (each a “Trust” and together, the “Trusts”) and DST SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (“DST”), to the Amended and Restated Agency Agreement made as of March 1, 2008, by and between the Trusts and DST (the “Agency Agreement”).

WHEREAS, effective August 22, 2008, OMF III began offering the Old Mutual Heitman Global Real Estate Fund through sales of Institutional Class shares;

WHEREAS, effective December 9, 2008, the Old Mutual TS&W Mid-Cap Value Fund began offering Class Z shares for sale to the public and the Old Mutual TS&W Small Cap Value Fund began offering Institutional Class shares for sale to the public;

WHEREAS, effective December 22, 2008, the OMF I Variable Annuity Portfolios were liquidated;

WHEREAS, effective January 2, 2009, the OMF III Target Date Funds began offering Class A shares for sale to the public;

WHEREAS, effective after the close of business on March 27, 2009, Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Small Cap Fund were reclassified as Class A, Class C, Class Z and Institutional Class shares of the Old Mutual TS&W Small Cap Value Fund, respectively;

WHEREAS, effective after the close of business on March 27, 2009, Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Mid-Cap Fund were reclassified as Class A, Class C, Class Z and Institutional Class shares of the Old Mutual TS&W Mid-Cap Value Fund, respectively;

WHEREAS, effective after the close of business on March 27, 2009, Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Developing Growth Fund were reclassified as Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Strategic Small Company Fund, respectively; and

WHEREAS, effective after the close of business on March 27, 2009, Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Select Growth Fund were reclassified as Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Large Cap Growth Fund, respectively.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Agency Agreement and for other good and sufficient consideration, receipt of which each party hereby acknowledges, DST and the Trusts each hereto agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment but not defined herein shall have the meaning ascribed thereto in the Agency Agreement.

2.	Exhibit A, as amended April 25, 2008, to the Agency Agreement shall be replaced with the Amended Exhibit A attached hereto.

3.	Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their respective duly authorized officers, to be effective as of the day and year first written above.

OLD MUTUAL FUNDS I		OLD MUTUAL FUNDS II

By:		By:
Name:	Robert T. Kelly	Name:	Robert T. Kelly
Title:	Treasurer	Title:	Treasurer

OLD MUTUAL FUNDS III		DST SYSTEMS, INC.

By:		By:
Name:	Robert T. Kelly	Name:	Thomas J. Schmidt
Title:	Treasurer	Title:	Vice President

AMENDED EXHIBIT A
DATED MARCH 27, 2009
TO
DST SYSTEMS, INC.
OLD MUTUAL FUNDS I, II, and III
TRANSFER AGENCY AGREEMENT
DATED MARCH 1, 2008

FUND DETAILS
Class Z Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Defensive Equity Fund	680029782	ANDEX	232963469
Old Mutual Analytic Global Defensive Equity Fund	680029550	ANGZX	300352515
Old Mutual Copper Rock Emerging Growth	680029626	OMZRX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029667	OMCZX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029659	OMBZX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029642	OMMZX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029634	OMGZX	201250766
Old Mutual Clay Finlay Emerging Markets Funds	680029584	OMRZX	203742983
Old Mutual International Equity Fund	680029691	OMXZX	203743037
Old Mutual Clay Finlay China Fund	680029741	OMNZX	203742536

OMF II
Old Mutual Analytic U.S. Long/Short Fund	68002Q347	OBDEX	233101388
Old Mutual Cash Reserves Fund	68002Q461	OBCXX	232798368
Old Mutual Barrow Hanley Value Fund	68002Q313	OBFOX	233101392
Old Mutual Columbus Circle Technology & Comm. Fund	68002Q420	OBTCX	232815873
Old Mutual Dwight Intermediate Fixed Income	68002Q271	OBFJX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002Q321	OBCPX	233101389
Old Mutual Focused Fund	68002Q354	OBFVX	232988594
Old Mutual Growth Fund	68002Q453	OBHGX	760163417
Old Mutual Heitman REIT Fund	68002Q297	OBRTX	233101391
Old Mutual Large Cap Growth Fund	68002Q412	OLCPX	232860860
Old Mutual Strategic Small Company Fund	68002Q396	OSSCX	232862590
Old Mutual TS&W Mid-Cap Value Fund	68002T499	OTMZX	320194738
Old Mutual TS&W Small Cap Value Fund	68002Q289	OSMVX	651195628

Class A Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Defensive Equity Fund	680029816	ANAEX	232963469
Old Mutual Analytic Global Defensive Equity Fund	680029576	ANGAX	300352515
Old Mutual Copper Rock Emerging Growth	680029840	OMARX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029105	OMCAX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029303	OMABX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029501	OMMAX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029709	OMGAX	201250766
Old Mutual Clay Finlay Emerging Markets Funds	680029618	OMRAX	203742983
Old Mutual International Equity Fund	680029725	OMXAX	203743037
Old Mutual Clay Finlay China Fund	680029766	OMNAX	203742536

OMF II
Old Mutual Analytic U.S. Long/Short Fund	68002Q305	OADEX	233101388
Old Mutual Barrow Hanley Value Fund	68002Q206	OAFOX	233101392
Old Mutual Cash Reserves Fund	68002T556	OCAXX	232798368
Old Mutual Columbus Circle Technology & Comm Fund	68002Q859	OATCX	232815873
Old Mutual Dwight Intermediate Fixed Income Fund	68002Q800	OAFJX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002Q107	OIRAX	233101389
Old Mutual Focused Fund	68002Q818	OAFCX	232988594
Old Mutual Growth Fund	68002Q875	OAHGX	760163417
Old Mutual Heitman REIT Fund	68002Q792	OARTX	233101391
Old Mutual Large Cap Growth Fund	68002Q842	OLGBX	232860860
Old Mutual Strategic Small Company Fund	68002Q701	OSSAX	232862590
Old Mutual TS&W Mid-Cap Value Fund	68002Q263	OTMAX	320194738
Old Mutual TS&W Small Cap Value Fund	68002Q602	OACVX	651195628

OMF III
Old Mutual 2011-2020 Aggressive Fund	68003L834	OTAIX	364624878
Old Mutual 2021-2030 Aggressive Fund	68003L826	OTAKX	364624879
Old Mutual 2031-2040 Aggressive Fund	68003L818	OTAMX	364624880
Old Mutual 2041-2050 Aggressive Fund	68003L792	OTAOX	364624881
Old Mutual 2011-2020 Conservative Fund	68003L784	OTCPX	32-0230058
Old Mutual 2021-2030 Conservative Fund	68003L776	OTCQX	32-0230061
Old Mutual 2031-2040 Conservative Fund	68003L768	OTCRX	35-2322380
Old Mutual 2041-2050 Conservative Fund	68003L750	OTCSX	35-2322381
Old Mutual 2011-2020 Moderate Fund	68003L743	OTMFX	320230067
Old Mutual 2021-2030 Moderate Fund	68003L735	OTMHX	320230070
Old Mutual 2031-2040 Moderate Fund	68003L727	OTMKX	352322385
Old Mutual 2041-2050 Moderate Fund	68003L719	OTMMX	352322386

Class C Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Defensive Equity Fund	680029790	ANCEX	232963469
Old Mutual Analytic Global Defensive Equity Fund	680029568	ANGCX	300352515
Old Mutual Copper Rock Emerging Growth	680029832	OMCRX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029204	OMCCX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029402	OMBCX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029600	OMMCX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029808	OMCGX	201250766
Old Mutual Clay Finlay Emerging Markets Funds	680029592	OMRCX	203742983
Old Mutual International Equity Fund	680029717	OMXCX	203743037
Old Mutual Clay Finlay China Fund	680029758	OMNCX	203742536

OMF II
Old Mutual Analytic U.S. Long/Short Fund	68002Q768	OCDEX	233101388
Old Mutual Barrow Hanley Value Fund	68002Q776	OCFOX	233101392
Old Mutual Cash Reserves Fund	68002Q230	OCCXX	232798368
Old Mutual Columbus Circle Technology & Comm. Fund	68002Q669	OCOMX	232815873
Old Mutual Dwight Intermediate Fixed Income	68002Q719	OCIRX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002Q784	OIRCX	233101389
Old Mutual Focused Fund	68002Q628	OCFCX	232988594
Old Mutual Growth Fund	68002Q685	OCHGX	760163417
Old Mutual Heitman REIT Fund	68002Q610	OCRTX	233101391
Old Mutual Large Cap Growth Fund	68002Q651	OCLAX	232860860
Old Mutual Strategic Small Company Fund	68002Q727	OCSSX	232862590
Old Mutual TS&W Mid-Cap Value Fund	68002Q255	OTMCX	320194738
Old Mutual TS&W Small Cap Value Fund	68002Q735	OCCVX	651195628

Institutional Class Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Defensive Equity	680029774	ANIEX	232963469
Old Mutual Analytic Global Defensive Equity Fund	680029543	ANGIX	300352515
Old Mutual Copper Rock Emerging Growth	680029824	OMIRX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029857	OMCIX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029881	OMBLX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029873	OMMIX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029865	OMGIX	201250766
Old Mutual Clay Finlay Emerging Markets Funds	680029675	OMRIX	203742983
Old Mutual International Equity Fund	680029683	OMXIX	203743037
Old Mutual Clay Finlay China Fund	680029733	OMINX	203742536
Old Mutual International Bond Fund	680029386	OBIMX	383764452
Old Mutual Provident Mid-Cap Growth Fund	680029394	OIPMX	383764451

OMF II
Old Mutual Advantage Growth Fund	68002Q222	OAGIX	320213462
Old Mutual Analytic U.S. Long/Short Fund	68002T101	OISLX	233101388
Old Mutual Barrow Hanley Core Bond Fund	68002Q198	OCBIX	320213461
Old Mutual Barrow Hanley Value Fund	68002T408	OIBHX	233101392
Old Mutual Cash Reserves Fund	68002T531	OCIXX	232798368
Old Mutual Columbus Circle Technology & Comm. Fund	68002T614	OICTX	232815873
Old Mutual Discover Value Fund	68002T523	ODVIX	300441963
Old Mutual Dwight High Yield Fund	68002Q214	ODHYX	320213464
Old Mutual Dwight Intermediate Fixed Income	68002T580	OIDIX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002T630	OIDSX	233101389
Old Mutual Focused Fund	68002T879	OIFCX	232988594
Old Mutual Growth Fund	68002T846	OIGHX	760163417
Old Mutual Heitman REIT Fund	68002T820	OIHRX	233101391
Old Mutual Large Cap Growth Fund	68002T754	OILLX	232860860
Old Mutual Strategic Small Company Fund	68002T655	OISSX	232862590
Old Mutual TS&W Mid-Cap Value Fund	68002Q248	OTMIX	320194738
Old Mutual TS&W Small Cap Value Fund	68002T515	OICVX	651195628

OMF III
Old Mutual 2011-2020 Aggressive Fund	68003L305	OTAAX	364624878
Old Mutual 2021-2030 Aggressive Fund	68003L602	OTACX	364624879
Old Mutual 2031-2040 Aggressive Fund	68003L883	OTAEX	364624880
Old Mutual 2041-2050 Aggressive Fund	68003L859	OTAGX	364624881
Old Mutual 2011-2020 Conservative Fund	68003L107	OTCDX	320230058
Old Mutual 2021-2030 Conservative Fund	68003L404	OTCEX	320230061
Old Mutual 2031-2040 Conservative Fund	68003L701	OTCLX	352322380
Old Mutual 2041-2050 Conservative Fund	68003L875	OTCMX	352322381
Old Mutual 2011-2020 Moderate Fund	68003L206	OTMBX	320230067
Old Mutual 2021-2030 Moderate Fund	68003L503	OTMDX	320230070
Old Mutual 2031-2040 Moderate Fund	68003L800	OTMEX	352322385
Old Mutual 2041-2050 Moderate Fund	68003L867	OTMGX	352322386
Old Mutual Heitman Global Real Estate Securities Fund	68003L842	OMHGX	611565202